EXHIBIT 10.1

EXECUTION COUNTERPART

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into, as of November 3, 2010, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Lenders party hereto and The Bank of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Preliminary Statements

A.           The Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders from time to time party thereto (as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, Second Amendment to Credit Agreement, dated as of December 31, 2008, Third Amendment to Credit Agreement, dated as of April 3, 2009, Fourth Amendment to Credit Agreement, dated as of April 9, 2009, Amendment No. Four-A to Credit Agreement, dated as of April 27, 2009, Amendment No. Four-B to Credit Agreement, dated as of April 28, 2009, Amendment No. Four-C to Credit Agreement, dated as of June 23, 2009, Amendment No. Four-D to Credit Agreement, dated as of June 29, 2009, Fifth Amendment to Credit Agreement, dated as of September 17, 2009 and Sixth Amendment to Credit Agreement, dated as of June 24, 2010, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           The Borrower, the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders desire to amend the Credit Agreement as set forth herein in order to clarify certain provisions of the Credit Agreement.

NOW THEREFORE, in consideration of the premises and the agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders, hereby agree as follows:

1.	Amendments to Credit Agreement. On the Seventh Amendment Effective Date, the Credit Agreement is amended as follows:

1.1. Amendment to Section 1.01 (Definitions).  Section 1.01 of the Credit Agreement is amended by adding the following new definitions in proper alphabetical sequence:

“Seventh Amendment” shall mean that certain Seventh Amendment to Credit Agreement, dated as of November 3, 2010, among the Borrower, certain affiliates of the Borrower signatory thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Seventh Amendment Effective Date” shall mean the date of satisfaction or waiver by the Lenders of the conditions referred to in Section 3 of the Seventh Amendment.

1.2. Amendment to Section 2.05(b) (Interest on Loans).  Section 2.05(b) of the Credit Agreement is amended to insert the phrase “with the repayment of the Loans” immediately before the phrase “as provided in Section 2.09” in part (ii) of the second sentence of Section 2.05(b).

1.3. Amendment to Section 2.09 (Mandatory Prepayments).

1.3.1. Section 2.09(a) of the Credit Agreement is amended to delete the parenthetical in the first sentence of Section 2.09(a) which reads “(excluding Permitted Accrued Interest)”.

1.3.2. Section 2.09(b) of the Credit Agreement is amended to delete the parenthetical in the first sentence of Section 2.09(b) which reads “(including Permitted Accrued Interest)”.

2.
Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment), as follows:

2.1.
Absence of Defaults.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

2.2.
Enforceability.  This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3.
Authorization, No Conflicts.  The execution, delivery and performance of this Amendment by each Loan Party (i) has been duly authorized by all requisite organizational action of such Person and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Person, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Person is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person (other than Liens created under the Security Documents).

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2.4.
Incorporation of Representations and Warranties. The representations and warranties contained in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of this date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

3.	Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

3.1.
Execution.  The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Loan Parties, the Lenders, the Administrative Agent and the Collateral Agent.

3.2.	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

3.3.	Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

3.4.	Fees. All fees and expense reimbursement payable by the Borrower to the Administrative Agent, the Collateral Agent and the Lenders for which invoices have been presented shall have been paid in full.

Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment hereby directs the Agents to execute this Amendment and shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required hereunder to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and each of the Agents shall be entitled to rely on such confirmation.

4.	Reference to and Effect Upon the Loan Documents.

4.1.
Except as specifically set forth above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or any Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

4.2.
Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

4.3.	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

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5.
Further Assurances.  Each Loan Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent or the Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

6.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

7.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

8.
Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

9.
Severability.  In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

10.
WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

11.
Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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CHENIERE COMMON UNITS HOLDING, LLC, as Borrower

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY OPERATING CO. INC., as Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE COMPANY, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY SHARED SERVICES, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG O&M SERVICES, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

           LENDERS:

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO COF FACILITY LLC, as a Lender

By:	GSO Capital Partners LP, as Portfolio Manager

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD, as a Lender

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

HECKBERT 21 GROUP FINANCING LIMITED LIABILITY COMPANY, BUDAPEST (HU), ZURICH BRANCH, as a Lender

By:	/s/ Colm Cunningham
Name: Colm Cunningham
Title: Branch Manager

BLACKSTONE DISTRESSED SECURITIES FUND L.P., as a Lender

By:	Blackstone Distressed Securities Advisors L.P., its investment manager

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

INVESTMENT PARTNERS II (A), LLC, as a Lender

By:	Blackrock Financial Management, Inc., its investment manager

By:	/s/ J. David Matter
Name: J. David Matter
Title: Managing Director

By:	/s/ Marie M. Bender
Name: Marie M. Bender
Title: Managing Director

SCORPION CAPITAL PARTNERS, LP, as a Lender

By:	Scorpion GP, LLC

By:	/s/ Kevin R. McCarthy
Name: Kevin R. McCarthy
Title: Manager

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent

By:	/s/ Melinda Valentive
Name: Melinda Valentive
Title: Vice President